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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Board of Directors
INTEGCOM CORP.

     We consent to the inclusion in this Registration Statement on Form SB-2
(File No. 33-            ) of our report dated December 23, 1999 on our audit of
the financial statements of InTegCom Corp. We also consent to the reference to our firm under the headings "Experts" and "Selected Financial Data" in the prospectus.

                                          DEMETRIUS & COMPANY, LLC

Wayne, New Jersey
January 11, 2000